UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 22, 2018

H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri (State of Incorporation)	1-06089 (Commission File Number)	44-0607856 (I.R.S. Employer Identification Number)
One H&R Block Way, Kansas City, MO 64105
(Address of Principal Executive Offices) (Zip Code)
(816) 854-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑

Item 7.01 Regulation FD Disclosure
On December 22, 2017, the Tax Cuts and Jobs Act (“Tax Legislation”) was signed into law. H&R Block, Inc. (the “Company”) has completed an initial assessment of the corporate income tax impact expected to result from the Tax Legislation, which is described below. With respect to the individual income tax changes within the Tax Legislation, the Company does not anticipate any material impact on its core business in the current fiscal year ending April 30, 2018 and is continuing to evaluate the impact on the Company’s fiscal year ending April 30, 2019 and beyond.
With respect to corporate income taxes, the Company is expecting an annual effective tax rate of approximately 8% to 12% for FY18, comparing favorably to the annual effective tax rate for FY17 of 33.1%. A significant portion of the items generating the tax benefit in FY18 are related to the Tax Legislation becoming effective during FY18 (as further explained below) and are not expected to recur. Starting in FY19, the Company currently estimates its annual effective tax rate will be approximately 23% to 25%.
The reduced effective tax rates result primarily from the decrease in the U.S. federal corporate income tax rate from 35% to 21%. The impact of the rate decrease is exaggerated in FY18 due to the seasonality of the Company’s business and its differing year ends for corporate income tax filing and financial reporting purposes. The Company typically generates a loss during the first eight months of its fiscal year, resulting in an income tax benefit during those periods based on the 35% federal corporate income tax rate in effect for 2017. However, for the last four months of FY18, the Company expects to generate income, resulting in an income tax expense based on the recently-enacted 21% federal corporate income tax rate for 2018.
The Company normally reports an income tax benefit in its fiscal third quarter due to the seasonality of its business. As a result of the Tax Legislation, the Company expects to report an income tax expense during the third quarter of FY18 despite its anticipated pre-tax loss. This income tax expense will be reflected by a negative effective tax rate currently estimated to be between (60%) and (90%), which will increase the Company’s loss from continuing operations for the quarter.
The estimated future effective tax rates set forth in the table below also reflect the re-measurement of deferred tax assets and liabilities, the mandatory transition tax, and, among other items, the Tax Legislation’s impact on state and local taxes.

	FY17 April 30, 2017	Q1’18 July 31, 2017	Q2’18 October 31, 2017	Q3’18 January 31, 2018	Q4’18 April 30, 2018	FY18 April 30, 2018	FY19 April 30, 2019
Estimated Effective Tax Rate for Period (GAAP)	33.1%*	37.7%*	37.2%*	(60%) - (90%)	8% - 12%	8% - 12%	23% - 25%
* Actual effective tax rate from continuing operations for previously-completed fiscal periods
The impact of the Tax Legislation may differ from these estimates, possibly materially, due to, among other things, the Company’s actual results from operations compared to current estimates, future discrete items, changes in interpretations and assumptions the Company has made, or future actions of the Company. Further, these estimates are based on the Company’s initial analysis of the Tax Legislation. Given the significant complexity of the Tax Legislation, anticipated guidance from the Internal Revenue Service about implementing the Tax Legislation, and the potential for additional guidance from the Securities and Exchange Commission or the Financial Accounting Standards Board related to the Tax Legislation, these estimates may be adjusted when the Company announces its financial results in future periods.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “targets,” “would,” “will,” “should,” “goal,” “could” or “may” or other similar expressions. Forward-looking statements provide management’s current expectations or predictions of future conditions, events or results.
Forward-looking statements include, but are not limited to, statements regarding the estimated effects of the Tax Legislation on the Company’s effective tax rate, U.S. deferred tax assets and liabilities, and expenses and reserves offsetting such effects, for the Company’s third quarter ending January 31, 2018, its fiscal year ending April 30, 2018 and its fiscal years beginning on or after May 1, 2018.  These forward-looking statements consist of preliminary estimates, are based on currently available information, as well as the Company’s current interpretations, assumptions and expectations relating to the Tax Legislation, and are subject to change, possibly materially, as the Company completes its financial statements and its review and assessment of the effects of the Tax Legislation.
All forward-looking statements speak only as of the date they are made and reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events.  Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data or methods, future events or other changes, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, the Company’s actual results from operations compared to current estimates, future discrete items, changes in interpretations and assumptions the Company has made, guidance from the Internal Revenue Service, Securities and Exchange Commission or the Financial Accounting Standards Board about the Tax Legislation, and future actions of the Company, as well as a variety of economic, competitive and regulatory factors, many of which are beyond the Company’s control, that are described in our Annual Report on Form 10-K for the fiscal year ended April 30, 2017 in the section entitled “Risk Factors” and additional factors we may describe from time to time in other filings with the Securities and Exchange Commission. You may get such filings for free at our website at http://investors.hrblock.com. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.
Date: January 22, 2018	By: /s/ Scott W. Andreasen
Scott W. Andreasen
Vice President and Secretary

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